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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 17, 2006

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     1-7598                94-2359345
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  (State or Other Jurisdiction      (Commission File          (IRS Employer
       of Incorporation)                Number)            Identification No.)

            3100 Hansen Way, Palo Alto, CA                    94304-1030
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       (Address of Principal Executive Offices)               (Zip Code)

        Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act n(17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         Executive Compensation

         On November 17, 2006, the Compensation and Management Development Committee of the Board of Directors (the "Board") of Varian Medical Systems, Inc. (the "Company") approved new compensation arrangements for the Company's Principal Executive Officer, Principal Financial Officer, and the other named executive officers (determined by reference to the Company's 2006 proxy statement dated December 29, 2005), as well as John W. Kuo, the Company's Corporate Vice President, General Counsel and Corporate Secretary. The Board approved the compensation arrangement for the Company's Principal Executive Officer as well. The compensation for Richard M. Levy, Chairman of the Board, is described below under "Compensation for Levy as a Non-Executive Employee." Set forth below are the annual base salaries for fiscal year 2007:

         Timothy E. Guertin,
              Corporate President and Chief Executive Officer ........$  800,000
         Elisha W. Finney,
              Corporate Senior Vice President, Finance and
              Chief Financial Officer ................................$  475,000
         Robert H. Kluge,
              Corporate Vice President and President, X-ray Products $ 377,000 John W. Kuo,
              Corporate Vice President, General Counsel and
              Corporate Secretary ....................................$  330,000
         Dow R. Wilson,
              Corporate Executive Vice President and
              President, Oncology Systems ............................$  560,000

         Compensation for Levy as a Non-Executive Employee

         On November 17, 2006, the Board also approved the following compensation arrangement for Dr. Levy in his role as a non-executive employee of the Company, to be effective as of the close of business on February 16, 2007:

          o  base salary of $320,000;

          o  provision of a leased office space at a fair market value;

          o  provision of a part-time administrator; and

          o eligibility for the Company's non-executive employee health and welfare benefit plans, subject to his election and contributions towards those benefit plans.

         Dr. Levy will be ineligible to participate in the Company's Management Incentive Plan and in any executive perquisite programs, including the Executive Car Program and reimbursement for executive physicals. He will also be ineligible for equity awards and for any supplemental retirement contributions in excess of the Company's matching contributions under the Varian Medical Systems, Inc. Retirement Plan (the Company's 401(k) plan).


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         In his role as a non-executive employee of the Company (and in addition to his responsibilities as Chairman of the Board), Dr. Levy provides on-going advice and counsel to the management of the Company on strategic business and technological matters, and has involvement with investor groups and key customers.

         Retirement of Director

         As previously disclosed, Samuel Hellman, M.D. has reached the Board's retirement age. He will therefore retire as a director as of the Company's 2007 Annual Meeting of Stockholders, which is the expiration of the full three-year term to which he was elected.

Item 8.01   Other Events.

         On November 20, 2006, the Company issued a press release reporting that the Board had approved the Company's repurchase of up to 4,500,000 shares of its common stock from time to time prior to September 28, 2007. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference into this item.

Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits.

         99.1 Press Release dated November 20, 2006 announcing "Varian Medical Systems' Board of Directors Authorizes Repurchase of Another 4.5 Million Shares of Stock."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Varian Medical Systems, Inc.


                                            By:    /s/ JOHN W. KUO
                                                   -----------------------------
                                            Name:  John W. Kuo
                                            Title: Corporate Vice President,
                                                   General Counsel and Secretary


Dated:  November 17, 2006

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                                  EXHIBIT INDEX

Number                                   Exhibit
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99.1     Press Release dated November 20, 2006 announcing "Varian Medical
         Systems' Board of Directors Authorizes Repurchase of Another 4.5 Million Shares of Stock."

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